                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 28, 1998


                          First Midwest Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                      0-10967                 36-3161078
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


           300 Park Boulevard, Suite 405, Itasca, Illinois        60143
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               (Address of principal executive offices)         (Zip Code)


                                (630) 875-7450
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              Registrant's telephone number, including area code


                                     N.A.
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            (Former name and address, if changed since last report)
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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                                April 28, 1998

Item 5. Other Events
--------------------

The Company has announced that Clarence D. Oberwortmann, Chairman of the Board, passed away on April 16, 1998 following a brief illness. While having served as Chairman of the Board since the Company's formation in 1982, Mr. Oberwortmann had not been actively involved in the management of the Company for the past approximate ten years. It is anticipated that a new Chairman of the Board will be elected at the next regular meeting of the Board of Directors to be held on May 20, 1998.

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                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 April 28, 1998



The following Items are not applicable for this Form 8-K:

     Item 1.  Changes in Control of Registrant

     Item 2.  Acquisition or Disposition of Assets

     Item 3.  Bankruptcy or Receivership

     Item 4.  Changes in Registrant's Certifying Accountant

     Item 6.  Resignations of Registrant's Directors

     Item 7.  Financial Statements and Exhibits

     Item 8.  Change in Fiscal Year

     Item 9.  Sales of Equity Securities Pursuant to Regulation S

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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                                April 28, 1998

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      First Midwest Bancorp, Inc.
                                 -------------------------------------
                                             (Registrant)



Date:  April 28, 1998                    DONALD J. SWISTOWICZ
                                 -------------------------------------
                                         Donald J. Swistowicz
                                       Executive Vice President

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